UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - March 19, 2025

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 20, 2025, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of (i) $500 million aggregate principal amount of its 4.50% Senior Secured Notes due 2027 (the “2027 Notes”), (ii) $650 million aggregate principal amount of its 5.35% Senior Secured Notes due 2035 (the “2035 Notes”), and (iii) $650 million aggregate principal amount of its 5.80% Senior Secured Notes due 2055 (the “2055 Notes”, and together with the 2027 Notes and the 2035 Notes, the “Notes”).

Oncor used, or intends to use, the proceeds (net of discounts and fees to the initial purchasers and estimated expenses related to the offering of the Notes) of approximately $1,784 million from the sale of the Notes for general corporate purposes, including repayment of the full $300 million aggregate principal amount outstanding under its revolving accounts receivables securitization facility and repayment of the outstanding commercial paper notes, when due, issued under its commercial paper program. Oncor issued commercial paper notes to (i) fund working capital, (ii) repay the entire $350 million aggregate principal amount of its 2.95% Senior Secured Notes due 2025 that were redeemed in full on March 14, 2025 and (iii) pay amounts deposited with the Trustee (as defined herein) on March 19, 2025, to defease all of its $450 million 0.55% Senior Secured Notes due 2025 (the “0.55% 2025 Notes”).

The Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”), and supplemented by an Officer’s Certificate, dated March 20, 2025 (the “Officer’s Certificate”). The Indenture and the Officer’s Certificate establish the terms of the Notes. The 2027 Notes, the 2035 Notes and the 2055 Notes each constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The 2027 Notes, the 2035 Notes and the 2055 Notes bear interest at the rate of 4.50%, 5.35% and 5.80% per annum, respectively. Interest on the 2027 Notes accrues from, and including, the date of the original issuance and will be payable semi-annually in arrears on March 20 and September 20 of each year, and at maturity, beginning on September 20, 2025. Interest on the 2035 Notes and the 2055 Notes accrues from, and including, the date of the original issuance and will be payable semi-annually in arrears on April 1 and October 1 of each year, and at maturity, beginning on October 1, 2025. The 2027 Notes, the 2035 Notes and the 2055 Notes mature on March 20, 2027, April 1, 2035 and April 1, 2055, respectively. At any time prior to their maturity date of March 20, 2027, in the case of the 2027 Notes, January 1, 2035, in the case of the 2035 Notes and October 1, 2054, in the case of the 2055 Notes, Oncor may redeem such Notes in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. At any time on or after January 1, 2035, in the case of the 2035 Notes and October 1, 2054, in the case of the 2055 Notes, Oncor may redeem such Notes, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the Notes may be declared due and payable, among other remedies as provided in the Indenture.

The Notes were sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

In connection with the completion of the sale of the Notes, on March 20, 2025, Oncor entered into a Registration Rights Agreement with the representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes of the applicable series (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the Notes (the “Shelf Registration Statement”).

Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to April 1, 2026 and to consummate the exchange offer on or prior to May 15, 2026. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and April 1, 2026. If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected Notes will bear additional interest on the principal amount of the affected Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under such Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the Notes.

Prior to being exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, the Notes will contain restrictions on transfer. The Notes, once exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, will not be subject to such restrictions on transfer.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Officer’s Certificate and the Registration Rights Agreement are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the Notes and the Registration Rights Agreement, respectively.

ITEM 8.01	OTHER EVENTS.

On March 19, 2025, Oncor defeased all of the 0.55% 2025 Notes, of which $450 million aggregate principal amount was outstanding. The 0.55% 2025 Notes mature on October 1, 2025. Pursuant to the terms of the Indenture and officer’s certificate governing the 0.55% 2025 Notes, Oncor irrevocably deposited with the Trustee cash and Eligible Obligations (as defined in the Indenture) in an amount sufficient for defeasance of the 0.55% 2025 Notes, whereby its indebtedness in respect of the 0.55% 2025 Notes was satisfied and discharged.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated March 20, 2025, establishing the terms of Oncor Electric Delivery Company LLC’s 4.50% Senior Secured Notes due 2027, 5.35% Senior Secured Notes due 2035 and 5.80% Senior Secured Notes due 2055.

4.2	Registration Rights Agreement, dated March 20, 2025, among Oncor Electric Delivery Company LLC and the representatives of the initial purchasers of Oncor Electric Delivery Company LLC’s 4.50% Senior Secured Notes due 2027, 5.35% Senior Secured Notes due 2035 and 5.80% Senior Secured Notes due 2055.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: March 21, 2025